UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2013

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 6, 2013, Investors Bancorp, Inc. ("Investors Bancorp") completed its merger with Roma Financial Corporation ("Roma Financial"), as contemplated by the Agreement and Plan of Merger by and among i) Investors Bancorp, Investors Bank and Investors Bancorp, MHC ("Investors MHC"), and ii) Roma Financial, Roma Bank and Roma Financial Corporation, MHC ("Roma MHC"), dated December 19, 2012, as amended (the “Merger Agreement”). Under the terms of the Merger Agreement, each outstanding share of Roma Financial's common stock will convert into 0.8693 shares of Investors Bancorp common stock. Pursuant to the merger, Investors Bancorp will issue to Roma FInancial stockholders 6,558,468 shares of Investors Bancorp common stock and 19,542,796 shares of Investors Bancorp common stock to Investors Bancorp, MHC. Following completion of the merger, Investors Bancorp, MHC will own 61.29% of the outstanding shares of Investors Bancorp.

In addition, Investors Bank completed its acquisition of RomAsia Bank on December 6, 2013.

The preceding paragraph is qualified in its entirety by reference to the Merger Agreement, incorporated by reference in Exhibit 2.1 to this Form 8-K and a press release dated December 6, 2013, attached as Exhibit 99.1 to this Form 8-K.

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

(d)    As a result of the completion of the merger and pursuant to the Merger Agreement (defined above), Robert C. Albanese, Dennis M. Bone and Michele N. Siekerka, former directors of Roma Financial, Roma MHC and Roma Bank, have been appointed to the boards of directors of Investors Bancorp, Investors MHC and Investors Bank as of December 6, 2013. No determination has been made as to any board committees to which Messrs. Albanese, Bone and Siekerka may be appointed. There have been no transactions between Investors Bancorp and Messrs. Albanese, Bone and Siekerka of a nature reportable pursuant to Item 404 of SEC Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

Exhibit Number	Description
Exhibit 2.1
Agreement and Plan of Merger by and among Investors Bank, Investors Bancorp, Inc. and Investors Bancorp, MHC and (ii) Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC dated December 19, 2012, as amended (incorporated by reference to Exhibit 10.1 to Investor Bancorp, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 21, 2012 (Commission File No. 000-51557))

Exhibit 99.1	Press Released dated December 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: December 6, 2013	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President and
Chief Financial Officer